Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Purple Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009 filed with the Securities and Exchange Commission (the “Report”), I, John Ferron, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: May 14, 2009

/s/ John Ferron
John Ferron

Chief Financial and Operating Officer
(Principal Financial Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.